EXHIBIT 23.1
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             CONSENT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2002, included in First National Corporation's 2001 Annual Report on Form 10-K.




/s/ J.W. Hunt and Company, LLP
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J.W. HUNT AND COMPANY, LLP
Columbia, South Carolina


March 7, 2003